UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 31, 2021, the Board of Directors (the “Board”) of Sterling Construction Company, Inc. (the “Company”) elected Julie Dill as a director effective September 1, 2021. In connection with Ms. Dill’s election, the Board has appointed Ms. Dill as a member of the Audit Committee and to the Compensation and Talent Development Committee of the Board. The Board determined that Ms. Dill qualifies as “independent” in accordance with the director independence standards of NASDAQ. Ms. Dill filled the vacancy on the Board following the Company’s 2021 annual meeting of stockholders as previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 24, 2021 (the “2021 Proxy Statement”). Ms. Dill will serve until the Company's next annual meeting of stockholders and until her successor is elected and qualified.

The election of Ms. Dill was not pursuant to any arrangement or understanding between Ms. Dill and any third party. As of the date of this report, neither Ms. Dill, nor any of her immediate family members, is a party, either directly or indirectly, to any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Ms. Dill will be compensated consistent with the standard compensation program for non-employee directors, which includes a combination of cash and equity-based incentive compensation, which is described in the Company’s 2021 Proxy Statement. In connection with her appointment to the Board, Ms. Dill received a pro-rated award of shares of restricted common stock valued at $66,667.

A copy of the Company’s press release issued on September 1, 2021, regarding Ms. Dill’s election is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	September 1, 2021	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer